UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2017

PEREGRINE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32839	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14282 Franklin Avenue, Tustin, California 92780
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☒            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐            Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01       Other Events.

On September 11, 2017, Peregrine Pharmaceuticals, Inc. (the “Company”) issued a press release announcing the appointment of Roger J. Lias, Ph.D. as the new president of Avid Bioservices, Inc., the Company’s wholly-owned contract development and manufacturing organization subsidiary, and his appointment to the Company’s Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1.

Important Additional Information

Peregrine intends to file a proxy statement with the Securities and Exchange Commission (SEC) in connection with the solicitation of proxies for Peregrine’s 2017 Annual Meeting (Proxy Statement) with an associated WHITE proxy card. Peregrine, its directors and certain of its executive officers will be participants in the solicitation of proxies from stockholders in respect of the 2017 Annual Meeting. Information regarding the names of Peregrine’s directors and executive officers and their respective interests in Peregrine by security holdings or otherwise is set forth in the Annual Report on Form 10-K of Peregrine, for the fiscal year ended April 30, 2017, filed with the SEC on July 14, 2017, and Peregrine’s proxy statement for the 2016 Annual Meeting, filed with the SEC on August 26, 2016. To the extent holdings of such participants in Peregrine’s securities are not reported, or have changed since the amounts described, in the 2016 proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of Peregrine’s Board of Directors for election at the 2017 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of the definitive proxy statement and other documents filed by Peregrine free of charge from the SEC’s website, www.sec.gov. Peregrine’s stockholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to Peregrine, Corporate Secretary’s Office, 14282 Franklin Avenue, Tustin, CA 92780, by calling Peregrine’s proxy solicitor, MacKenzie Partners, Inc., toll-free at (800) 322-2885, or from Peregrine’s website at www.peregrineinc.com.

Item 9.01       Financial Statements and Exhibits.

(d)       Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit

Number

99.1          Press Release issued September 11, 2017.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEREGRINE PHARMACEUTICALS, INC.

Date: September 11, 2017	By: /s/ Paul J. Lytle
Paul J. Lytle
Chief Financial Officer

3

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued September 11, 2017.

4